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                                                                   Exhibit 10.21

                                 FIRST AMENDMENT

     FIRST AMENDMENT, dated as of May 4, 1999 (this "Amendment") to the Credit Agreement, dated as of June 30, 1998 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among CD RADIO INC. (the "Company"), the several banks and other financial institutions from time to time parties thereto (the "Banks") and Bank of America National Trust and Savings Association, a national banking association, as a Bank and as administrative agent for the Banks (in such capacity, the "Agent").

                              W I T N E S S E T H :

     WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, certain loans and other extensions of credit to the Company; and

     WHEREAS, the Company has requested, and, upon this Amendment becoming effective, the Banks have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises, the parties hereto hereby agree as follows:

                              SECTION I. AMENDMENT

     1. Defined Terms. Capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement.

     2. Amendments to Section 1.1.

     (a) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" in its entirety and substituting in lieu thereof the following definition:

          "Applicable Margin" means

               (i) with respect to Base Rate Loans, 1.25%; and

               (ii) with respect to Offshore Rate Loans, 2.25%.

     (b) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Maturity Date" in its entirety and substituting in lieu thereof the following definition:

               "Maturity Date" shall mean the earlier of (a) February 29, 2000 and (b) the date ten (10) days prior to the scheduled launch date of the Borrower's second satellite to be launched, as such scheduled date may change from time to time.





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                            SECTION II. MISCELLANEOUS

     1. Consent to January Satellite Launch. The Banks acknowledge that they have been informed of the satellite launch which the Company has planned for completion in January 2000 (the "Launch") and the fact that the Launch will involve the use of certain Collateral pledged to the Agent, for the ratable benefit of the Banks. The Banks hereby consent to the Launch and such use of Collateral.

     2. Consent of Remarketing Agent. By signing below Loral Space & Communications Ltd. (i) acknowledges and consents to the terms of this Amendment and (ii) agrees that all Loan Documents to which it is a party are, and shall remain, in full effect both before and after giving effect to this Amendment.

     3. Effectiveness. This Amendment shall become effective on the date on which the following conditions precedent shall have been satisfied (such date, the "Effective Date"):

     (a) the Agent shall have received counterparts of this Amendment, duly executed and delivered by the Company, the Remarketing Agent and the Banks; and

     (b) The Agent shall have received, for the account of each Lender which executes and delivers this Amendment, an amendment fee in an amount, in immediately available funds, equal to 0.1% on such Lender's Commitment.

     4. Successors and Assigns; Participations and Assignments. This Amendment shall be binding upon and inure to the benefit of the Company and the Agent and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Amendment without the prior written consent of the Agent.

     5. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Agent.

     6. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     7. Integration. This Amendment represents the agreement of the Company and the Agent with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Agent relative to the subject matter hereof and thereof not expressly set forth or referred to herein.

     8. Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, amendment or waiver of, or




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                                                                               3

an indication of the Banks' willingness to consent to, amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

     9. Fees and Expenses. The Company hereby agrees to pay all reasonable legal fees and disbursements incurred by the Agent in connection with the preparation, execution and delivery of this Amendment.

     10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                            CD RADIO INC.

                            By: /s/ Patrick L. Donnelly
                               -------------------------------------------
                               Name: Patrick L. Donnelly
                               Title: EVP & General Counsel


                            LORAL SPACE & COMMUNICATIONS LTD.

                            By: /s/ Richard Townsend
                               --------------------------------------------
                               Name: Richard Townsend
                               Title: CFO

                            BANK OF AMERICA NATIONAL TRUST AND
                            SAVINGS ASSOCIATION,  as Administrative Agent

                            By: /s/ Steve A. Aronowitz
                               --------------------------------------------
                               Name: Steve A. Aronowitz
                               Title: Managing Director




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                                                                               4

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as a Bank

By: /s/ Steve A. Aronowitz
   --------------------------------------------
   Name: Steve A. Aronowitz
   Title: Managing Director

THE BANK OF NOVA SCOTIA

By: /s/ J. Alan Edwards
   --------------------------------------------
   Name: J. Alan Edwards
   Title: Authorized Signatory

THE CHASE MANHATTAN BANK

By: /s/ William E. Rottino
   --------------------------------------------
   Name: William E. Rottino
   Title: Vice President

CREDIT LYONNAIS

By: /s/ Mark A. Campellone
   --------------------------------------------
   Name: Mark A. Campellone
   Title: First Vice President

DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCHES

By: /s/ Andreas Neumeier
   --------------------------------------------
   Name: Andreas Neumeier
   Title: Vice President

By: /s/ Joel Makowsky
   --------------------------------------------
   Name: Joel Makowsky
   Title: Vice President